Exhibit 10.10

December 30, 2005

Mr. Sean McDevitt

Dear Mr. McDevitt:

This Letter Agreement confirms the arrangements that have been agreed upon in connection with your position with Healthcare Acquisition Partners Corp. (the “Company”):

1. The Company will indemnify you, in your capacity as Chairman of the Board of Directors, to the fullest extent permitted by applicable law. The Company also agrees to maintain officers and directors liability insurance in amounts customary for companies completing an initial public offering and to name you as an insured under such policy.

2. You shall be entitled to participate in any and all benefit plans and programs (including, without limitation, any medical insurance, bonus or stock option plan or program) that the Company adopts or maintains for its directors.

3. The Company acknowledges that you will not be required to devote 100% of your work time to the Company’s affairs. The Company further acknowledges that you presently may manage one or more other businesses, that you intend to continue your involvement with those businesses or similar businesses, that you may serve on one or more boards of directors of public or private companies, that you intend to continue to serve on such boards, and that such activities do not and will not constitute a breach by you of this Letter Agreement or any duty you may owe to the Company.

4. The Company shall reimburse you for all reasonable out-of-pocket expenses incurred by you in connection with your activities on the Company’s behalf.

Please sign below to indicate your agreement to the foregoing.

Very truly yours,

HEALTHCARE ACQUISITION PARTNERS CORP.

By:	/S/ PAT LAVECCHIA
Name:	Pat LaVecchia
Title:	Secretary

Agreed:
/S/ SEAN MCDEVITT
Sean McDevitt

December 30, 2005

Mr. Pat LaVecchia

Dear Mr. LaVecchia:

This Letter Agreement confirms the arrangements that have been agreed upon in connection with your position with Healthcare Acquisition Partners Corp. (the “Company”):

1. The Company will indemnify you, in your capacity as both an officer and director, to the fullest extent permitted by applicable law. The Company also agrees to maintain officers and directors liability insurance in amounts customary for companies completing an initial public offering and to name you as an insured under such policy.

2. You shall be entitled to participate in any and all employee benefit plans and programs (including, without limitation, any medical insurance, bonus or stock option plan or program) that the Company adopts or maintains for its senior officers.

3. The Company acknowledges that you will not be required to devote 100% of your work time to the Company’s affairs. The Company further acknowledges that you presently may manage one or more other businesses, that you intend to continue your involvement with those businesses or similar businesses, that you may serve on one or more boards of directors of public or private companies, that you intend to continue to serve on such boards, and that such activities do not and will not constitute a breach by you of this Letter Agreement or any duty you may owe to the Company.

4. The Company shall reimburse you for all reasonable out-of-pocket expenses incurred by you in connection with your activities on the Company’s behalf.

Please sign below to indicate your agreement to the foregoing.

Very truly yours,

HEALTHCARE ACQUISITION PARTNERS CORP.

By:	/S/ JOHN VORIS
Name:	John Voris
Title:	CEO

Agreed:
/S/ PAT LAVECCHIA
Pat LaVecchia

December 30, 2005

Mr. Jean-Pierre Millon

Dear Mr. Millon:

This letter reflects the formal issuance of the equity interest in Healthcare Acquisition Partners Corp. (the “Company”) that we agreed to provide you at the time you accepted your position with the Company in September 2005.

As you know, there has been ongoing discussions regarding the allocation of the remaining equity that had not been allocated to management, and as a result we delayed the formal issuance to you until now.

The Company is transferring directly to you 416,667 shares of its common stock.

If you cease to hold your current position (or another position determined by the Company’s Board of Directors (the “Board”) and agreed to by you) with the Company prior to the dates specified below, except as described below in this Letter Agreement, the portion of the shares specified below will be forfeited and transferred back to the Company (and by your signature below you agree to such transfer and appoint the Company your attorney-in-fact to do so on your behalf):

Termination of Service Prior To:	Shares Forfeited:
June 30, 2006	100%
December 31, 2006	75%
June 30, 2007	50%
December 31, 2007	25%

Notwithstanding the above, you shall not be required to forfeit any portion of your shares if you cease to hold your current position (or another position determined by the Board and agreed to by you) with the Company as a result of (a) your inability to continue in your position with the Company due to disability, as determined by the Board or as certified by a physician in a letter to the Board, (b) your death, (c) your removal without Cause (as defined below) or (d) your resignation for Good Reason (as defined below). For purposes of this Letter Agreement, “Cause” shall mean your having (i) been convicted of a felony, or a crime involving moral turpitude, (ii) willfully committed an act of fraud or embezzlement against the Company or its subsidiaries, or (iii) willfully engaged in conduct undertaken in bad faith and without a reasonable belief that your action or omission was in the best interest of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. For purposes of this Letter Agreement, “Good Reason” shall mean (y) a material breach by the Company of its obligations herein, after you have provided the Company with written notice of, and a reasonable opportunity of not less than 30 days to cure, such breach (unless the breach consists of the Company’s failure to pay you any amounts due hereunder when due, in which case the cure period shall be five days), or (z) the failure by the Company to provide you with directors and officers liability insurance coverage that is customary for officers and directors of public companies.

In addition, the forfeiture provisions discussed above shall cease to apply, and the transferred shares discussed in this Letter Agreement will in no way be subject to forfeiture, in the event of (i) a successful completion of a business combination by the Company, as discussed in the prospectus relating to the Company’s currently contemplated initial public offering, or (ii) the liquidation of the Company prior to December 31, 2007.

Finally, this confirms the compensation and certain other arrangements that have been agreed upon in connection with your position with the Company:

1. In addition to the transfer of shares described above, upon completion of the Company’s currently contemplated initial public offering, you shall be entitled to receive a retainer at the initial rate of $50,000 per annum. The amount of such retainer is subject to adjustment by the Board. The full amount of such annual retainer shall be paid in advance in one lump sum on the first business day of the calendar year, provided that for 2006, the amount shall be paid within five business days of the completion of the Company’s initial public offering and the amount of the payment shall be pro rated based on the number of days from the date the initial public offering is completed through December 31, 2006. You will promptly reimburse the Company for any unearned retainer from the date of removal through the last day of the calendar year in which such removal occurred if you are removed from your position by the Company for Cause or you resign without Good Reason. In all other instances, you shall be entitled to receive and retain your full retainer payment.

2. You shall be entitled to participate in any and all benefit plans and programs (including, without limitation, any medical insurance, bonus or stock option plan or program) that the Company adopts or maintains for its directors.

3. The Company will indemnify you, in your capacity as a director, to the fullest extent permitted by applicable law. The Company also agrees to maintain officers and directors liability insurance in amounts customary for companies completing an initial public offering and to name you as an insured under such policy.

4. The Company will reimburse you up to $10,000 for your out-of-pocket legal fees and expenses incurred in connection with negotiating this Letter Agreement and related matters. In addition, the Company will pay you all legal fees and expenses incurred by you as a result of your removal from your position by the Company without Cause or your resignation for Good Reason (including all fees and expenses that you may incur in contesting or disputing any such removal or in seeking to enforce any right or benefit provided to you by this Letter Agreement).

5. The Company acknowledges that you presently may manage one or more other businesses, that you intend to continue your involvement with those businesses or similar businesses, that you may serve on one or more boards of directors of public or private companies, that you intend to continue to serve on such boards, and that such activities do not and will not constitute a breach by you of this Letter Agreement or any duty you may owe to the Company.

6. The Company shall reimburse you for (a) any income tax liability incurred as a result of the award of shares described above and/or the vesting of such shares (other than tax liability due as a result of your sale of such shares); provided you take all necessary and reasonable steps to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, prior to January 29, 2006, regardless of the validity of such election, and (b) all reasonable out-of-pocket expenses incurred by you in connection with your activities on the Company’s behalf.

Please sign below to indicate your agreement to the foregoing.

Very truly yours,

HEALTHCARE ACQUISITION PARTNERS CORP.

By:	/S/ PAT LAVECCHIA
Name:	Pat LaVecchia
Title:	Secretary

Agreed:
/S/ JEAN-PIERRE MILLON
Jean-Pierre Millon

December 30, 2005

Mr. Wayne Yetter

Dear Mr. Yetter:

This letter reflects the formal issuance of the equity interest in Healthcare Acquisition Partners Corp. (the “Company”) that we agreed to provide you at the time you accepted your position with the Company in September 2005.

As you know, there has been ongoing discussions regarding the allocation of the remaining equity that had not been allocated to management, and as a result we delayed the formal issuance to you until now.

The Company is transferring directly to you 416,667 shares of its common stock.

If you cease to hold your current position (or another position determined by the Company’s Board of Directors (the “Board”) and agreed to by you) with the Company prior to the dates specified below, except as described below in this Letter Agreement, the portion of the shares specified below will be forfeited and transferred back to the Company (and by your signature below you agree to such transfer and appoint the Company your attorney-in-fact to do so on your behalf):

Termination of Service Prior To:	Shares Forfeited:
June 30, 2006	100%
December 31, 2006	75%
June 30, 2007	50%
December 31, 2007	25%

Notwithstanding the above, you shall not be required to forfeit any portion of your shares if you cease to hold your current position (or another position determined by the Board and agreed to by you) with the Company as a result of (a) your inability to continue in your position with the Company due to disability, as determined by the Board or as certified by a physician in a letter to the Board, (b) your death, (c) your removal without Cause (as defined below) or (d) your resignation for Good Reason (as defined below). For purposes of this Letter Agreement, “Cause” shall mean your having (i) been convicted of a felony, or a crime involving moral turpitude, (ii) willfully committed an act of fraud or embezzlement against the Company or its subsidiaries, or (iii) willfully engaged in conduct undertaken in bad faith and without a reasonable belief that your action or omission was in the best interest of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. For purposes of this Letter Agreement, “Good Reason” shall mean (y) a material breach by the Company of its obligations herein, after you have provided the Company with written notice of, and a reasonable opportunity of not less than 30 days to cure, such breach (unless the breach consists of the Company’s failure to pay you any amounts due hereunder when due, in which case the cure period shall be five days), or (z) the failure by the Company to provide you with directors and officers liability insurance coverage that is customary for officers and directors of public companies.

In addition, the forfeiture provisions discussed above shall cease to apply, and the transferred shares discussed in this Letter Agreement will in no way be subject to forfeiture, in the event of (i) a successful completion of a business combination by the Company, as discussed in the prospectus relating to the Company’s currently contemplated initial public offering, or (ii) the liquidation of the Company prior to December 31, 2007.

Finally, this confirms the compensation and certain other arrangements that have been agreed upon in connection with your position with the Company:

1. In addition to the transfer of shares described above, upon completion of the Company’s currently contemplated initial public offering, you shall be entitled to receive a retainer at the initial rate of $50,000 per annum. The amount of such retainer is subject to adjustment by the Board. The full amount of such annual retainer shall be paid in advance in one lump sum on the first business day of the calendar year, provided that for 2006, the amount shall be paid within five business days of the completion of the Company’s initial public offering and the amount of the payment shall be pro rated based on the number of days from the date the initial public offering is completed through December 31, 2006. You will promptly reimburse the Company for any unearned retainer from the date of removal through the last day of the calendar year in which such removal occurred if you are removed from your position by the Company for Cause or you resign without Good Reason. In all other instances, you shall be entitled to receive and retain your full retainer payment.

2. You shall be entitled to participate in any and all benefit plans and programs (including, without limitation, any medical insurance, bonus or stock option plan or program) that the Company adopts or maintains for its directors.

3. The Company will indemnify you, in your capacity as a director, to the fullest extent permitted by applicable law. The Company also agrees to maintain officers and directors liability insurance in amounts customary for companies completing an initial public offering and to name you as an insured under such policy.

4. The Company will reimburse you up to $10,000 for your out-of-pocket legal fees and expenses incurred in connection with negotiating this Letter Agreement and related matters. In addition, the Company will pay you all legal fees and expenses incurred by you as a result of your removal from your position by the Company without Cause or your resignation for Good Reason (including all fees and expenses that you may incur in contesting or disputing any such removal or in seeking to enforce any right or benefit provided to you by this Letter Agreement).

5. The Company acknowledges that you presently may manage one or more other businesses, that you intend to continue your involvement with those businesses or similar businesses, that you may serve on one or more boards of directors of public or private companies, that you intend to continue to serve on such boards, and that such activities do not and will not constitute a breach by you of this Letter Agreement or any duty you may owe to the Company.

6. The Company shall reimburse you for (a) any income tax liability incurred as a result of the award of shares described above and/or the vesting of such shares (other than tax liability due as a result of your sale of such shares); provided you take all necessary and reasonable steps to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, prior to January 29, 2006, regardless of the validity of such election, and (b) all reasonable out-of-pocket expenses incurred by you in connection with your activities on the Company’s behalf.

Please sign below to indicate your agreement to the foregoing.

Very truly yours,

HEALTHCARE ACQUISITION PARTNERS CORP.

By:	/S/ PAT LAVECCHIA
Name:	Pat LaVecchia
Title:	Secretary

Agreed:
/S/ WAYNE YETTER
Wayne Yetter

December 30, 2005

Ms. Erin Enright

26 Coniston Court

Princeton, NJ 08540

Dear Ms. Enright:

This letter reflects the formal issuance of the equity interest in Healthcare Acquisition Partners Corp. (the “Company”) that we agreed to provide you at the time you accepted your position with the Company in October 2005.

As you know, there have been ongoing discussions regarding the allocation of the remaining equity that had not been allocated to management, and as a result we delayed the formal issuance to you until now.

The Company is transferring directly to you 250,000 shares of its common stock.

If you cease to hold your current position (or another position determined by the Company’s Board of Directors (the “Board”) and agreed to by you) with the Company prior to the dates specified below, except as described below in this Letter Agreement, the portion of the shares specified below will be forfeited and transferred back to the Company (and by your signature below you agree to such transfer and appoint the Company your attorney-in-fact to do so on your behalf):

Termination of Service Prior To:	Shares Forfeited:
June 30, 2006	100%
December 31, 2006	75%
June 30, 2007	50%
December 31, 2007	25%

Notwithstanding the above, you shall not be required to forfeit any portion of your shares if you cease to hold your current position (or another position determined by the Board and agreed to by you) with the Company as a result of (a) your inability to continue in your position with the Company due to disability, as determined by the Board or as certified by a physician in a letter to the Board, (b) your death, (c) your removal without Cause (as defined below) or (d) your resignation for Good Reason (as defined below). For purposes of this Letter Agreement, “Cause” shall mean your having (i) been convicted of a felony, or a crime involving moral turpitude, (ii) willfully committed an act of fraud or embezzlement against the Company or its subsidiaries, (iii) failed, refused or neglected to substantially perform your duties (other than by reason of a physical or mental impairment, periods of vacation or other periods of excused absences) or to implement the lawful directives of the Company after the Company has provided you with notice of, and a reasonable opportunity of not less than 30 days to cure, such failure, refusal or neglect, or (iv) willfully engaged in conduct undertaken in bad faith and without a reasonable belief that your action or omission was in the best interest of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. For purposes of this Letter Agreement, “Good Reason” shall mean (x) a material breach by the Company of its obligations herein, after you have provided the Company with written notice of, and a reasonable opportunity of not less than 30 days to cure, such breach (unless the breach consists of the Company’s failure to pay you any amounts due hereunder when due, in which case the cure period shall be five days), (y) following completion of the Company’s initial public offering, the Company requiring you to perform your duties at a location that is outside a 10 mile radius of your principal residence (other than for occasional travel required in connection with the performance of your duties, such travel not to exceed five days per month on average) or (z) the failure by the Company to provide you with directors and officers liability insurance coverage that is customary for officers and directors of public companies.

In addition, the forfeiture provisions discussed above shall cease to apply, and the transferred shares discussed in this Letter Agreement will in no way be subject to forfeiture, in the event of (i) a successful completion of a business combination by the Company, as discussed in the prospectus relating to the Company’s currently contemplated initial public offering, or (ii) the liquidation of the Company prior to December 31, 2007.

Finally, this confirms the compensation and certain other arrangements that have been agreed upon in connection with your employment by the Company:

1. In addition to the transfer of shares described above, upon completion of the Company’s currently contemplated initial public offering, you shall be entitled to receive a salary at the initial rate of $50,000 per annum. The amount of such salary is subject to adjustment by the Board; provided that your annual salary may not be reduced without your written consent. The full amount of such annual salary shall be paid in advance in one lump sum on the first business day of the calendar year, provided that for 2006, the amount shall be paid within five business days of the completion of the Company’s initial public offering and the amount of the payment shall be pro rated based on the number of days from the date the initial public offering is completed through December 31, 2006. You will promptly reimburse the Company for any unearned salary from the date of termination through the last day of the calendar year in which such termination occurred if your employment is terminated by the Company for Cause or you resign without Good Reason. In all other instances, you shall be entitled to receive and retain your full salary payment.

2. You shall be entitled to participate in any and all employee benefit plans and programs (including, without limitation, any medical insurance, bonus or stock option plan or program) that the Company adopts or maintains for its senior officers.

3. The Company will indemnify you, in your capacity as an officer, to the fullest extent permitted by applicable law. The Company also agrees to maintain officers and directors liability insurance in amounts customary for companies completing an initial public offering and to name you as an insured under such policy.

4. The Company will reimburse you up to $10,000 for your out-of-pocket legal fees and expenses incurred in connection with negotiating this Letter Agreement and related matters. In addition, the Company will pay you all legal fees and expenses incurred by you as a result of the Company’s termination of your employment without Cause or your resignation for Good Reason (including all fees and expenses that you may incur in contesting or disputing any such termination or in seeking to enforce any right or benefit provided to you by this Letter Agreement).

5. The Company acknowledges that you will not be required to devote 100% of your work time to the Company’s affairs. The Company further acknowledges that you presently may manage one or more other businesses, that you intend to continue your involvement with those businesses or similar businesses, that you may serve on one or more boards of directors of public or private companies, that you intend to continue to serve on such boards, and that such activities do not and will not constitute a breach by you of this Letter Agreement or any duty you may owe to the Company.

6. The Company shall reimburse you for (a) any income tax liability incurred by you as a result of the award of shares described above and/or the vesting of such shares (other than tax liability due as a result of your sale of such shares); provided you take all necessary and reasonable steps to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, prior to January 29, 2006, regardless of the validity of such election, and (b) all reasonable out-of-pocket expenses incurred by you in connection with your activities on the Company’s behalf.

Please sign below to indicate your agreement to the foregoing.

Very truly yours,

HEALTHCARE ACQUISITION PARTNERS CORP.

By:	/S/ PAT LAVECCHIA
Name:	Pat LaVecchia
Title:	Secretary

Agreed:
/S/ ERIN ENRIGHT
Erin Enright

December 30, 2005

John Voris

Dear Mr. Voris:

This letter reflects the formal issuance of the equity interest in Healthcare Acquisition Partners Corp. (the “Company”) that we agreed to provide you at the time you accepted your position with the Company in September 2005.

As you know, there has been ongoing discussions regarding the allocation of the remaining equity that had not been allocated to management, and as a result we delayed the formal issuance to you until now.

The Company is transferring directly to you 666,667 shares of its common stock.

If you cease to hold your current position (or another position determined by the Company’s Board of Directors (the “Board”) and agreed to by you) with the Company prior to the dates specified below, except as described below in this Letter Agreement, the portion of the shares specified below will be forfeited and transferred back to the Company (and by your signature below you agree to such transfer and appoint the Company your attorney-in-fact to do so on your behalf):

Termination of Service Prior To:	Shares Forfeited:
June 30, 2006	100%
December 31, 2006	75%
June 30, 2007	50%
December 31, 2007	25%

Notwithstanding the above, you shall not be required to forfeit any portion of your shares if you cease to hold your current position (or another position determined by the Board and agreed to by you) with the Company as a result of (a) your inability to continue in your position with the Company due to disability, as determined by the Board or as certified by a physician in a letter to the Board, (b) your death, (c) your removal without Cause (as defined below) or (d) your resignation for Good Reason (as defined below). For purposes of this Letter Agreement, “Cause” shall mean your having (i) been convicted of a felony, or a crime involving moral turpitude, (ii) willfully committed an act of fraud or embezzlement against the Company or its subsidiaries, (iii) failed, refused or neglected to substantially perform your duties (other than by reason of a physical or mental impairment, periods of vacation or other periods of excused absences) or to implement the lawful directives of the Company after the Company has provided you with notice of, and a reasonable opportunity of not less than 30 days to cure, such failure, refusal or neglect, or (iv) willfully engaged in conduct undertaken in bad faith and without a reasonable belief that your action or omission was in the best interest of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. For purposes of this Letter Agreement, “Good Reason” shall mean (x) a material breach by the Company of its obligations herein, after you have provided the Company with written notice of, and a reasonable opportunity of not less than 30 days to cure, such breach (unless the breach consists of the Company’s failure to pay you any amounts due hereunder when due, in which case the cure period shall be five days), (y) following completion of the Company’s initial public offering, the Company requiring you to perform your duties as an officer at a location that is outside a 10 mile radius of your principal residence (other than for occasional travel required in connection with the performance of your duties, such travel not to exceed on average five days per month) or (z) the failure by the Company to provide you with directors and officers liability insurance coverage that is customary for officers and directors of public companies.

In addition, the forfeiture provisions discussed above shall cease to apply, and the transferred shares discussed in this Letter Agreement will in no way be subject to forfeiture, in the event of (i) a successful completion of a business combination by the Company, as discussed in the prospectus relating to the Company’s currently contemplated initial public offering, or (ii) the liquidation of the Company prior to December 31, 2007.

Finally, this confirms the compensation and certain other arrangements that have been agreed upon in connection with your employment by the Company:

1. In addition to the transfer of shares described above, upon completion of the Company’s currently contemplated initial public offering, you shall be entitled to receive (a) a salary at the initial rate of $50,000 per annum for your services as an officer of the Company and (b) a retainer in the initial amount of $50,000 per annum for your services as a director of the Company. Such amounts are subject to adjustment by the Board; provided that such salary may not be reduced without your written consent. The full amount of such annual salary and annual retainer shall be paid in advance in one lump sum on the first business day of the calendar year, provided that for 2006, the amount shall be paid within five business days of the completion of the Company’s initial public offering and the amount of the payment shall be pro rated based on the number of days from the date the initial public offering is completed through December 31, 2006. You will promptly reimburse the Company for any unearned salary and retainer from the date of removal or resignation through the last day of the calendar year in which such removal occurred if your employment is terminated by the Company for Cause, if you are removed from your position as director for Cause or you resign without Good Reason. In all other instances, you shall be entitled to receive and retain your full salary and retainer payment.

2. You shall be entitled to participate in any and all employee benefit plans and programs (including, without limitation, any medical insurance, bonus or stock option plan or program) that the Company adopts or maintains for its senior officers or directors.

3. The Company will indemnify you, in your capacity as both an officer and a director, to the fullest extent permitted by applicable law. The Company also agrees to maintain officers and directors liability insurance in amounts customary for companies completing an initial public offering and to name you as an insured under such policy.

4. The Company will reimburse you up to $10,000 for your out-of-pocket legal fees and expenses incurred in connection with negotiating this Letter Agreement and related matters. In addition, the Company will pay you all legal fees and expenses incurred by you as a result of your termination of employment without Cause, removal from your position as director without Cause or your resignation for Good Reason (including all fees and expenses that you may incur in contesting or disputing any such termination or in seeking to enforce any right or benefit provided to you by this Letter Agreement).

5. The Company acknowledges that you will not be required to devote 100% of your work time to the Company’s affairs. The Company further acknowledges that you presently may manage one or more other businesses, that you intend to continue your involvement with those businesses or similar businesses, that you may serve on one or more boards of directors of public or private companies, that you intend to continue to serve on such boards, and that such activities do not and will not constitute a breach by you of this Letter Agreement or any duty you may owe to the Company.

6. The Company shall reimburse you for (a) any income tax liability incurred as a result of the award of shares described above and/or the vesting of such shares (other than tax liability due as a result of your sale of such shares); provided you take all necessary and reasonable steps to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, prior to January 29, 2006, regardless of the validity of such election, and (b) all reasonable out-of-pocket expenses incurred by you in connection with your activities on the Company’s behalf.

Please sign below to indicate your agreement to the foregoing.

Very truly yours,

HEALTHCARE ACQUISITION PARTNERS CORP.

By:	/S/ PAT LAVECCHIA
Name:	Pat LaVecchia
Title:	Secretary

Agreed:
/S/ JOHN VORIS
John Voris